UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2015

COMMUNITY BANKERS TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	001-32590 (Commission File Number)	20-2652949 (IRS Employer Identification No.)

9954 Mayland Drive, Suite 2100 Richmond, Virginia (Address of principal executive offices)	23233 (Zip Code)

Registrant’s telephone number, including area code: (804) 934-9999

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

On March 20, 2015, Community Bankers Trust Corporation (the “Company”) dismissed Elliott Davis Decosimo, LLC (“EDD”) as the Company’s independent registered public accounting firm. The decision to change the Company’s independent registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors, which action was ratified by the Board.

The reports of EDD on the consolidated financial statements of the Company for each of the years ended December 31, 2014 and December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2014 and December 31, 2013 and during the subsequent interim period from January 1, 2015 through March 20, 2015, (i) there were no disagreements with EDD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to EDD’s satisfaction, would have caused EDD to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided EDD with a copy of the disclosures in this report prior to its filing with the Securities and Exchange Commission (the “SEC”). A copy of EDD’s letter dated March 26, 2015 to the SEC, stating whether or not it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

Appointment of Independent Registered Public Accounting Firm

On March 20, 2015, the Company appointed BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

During the years ended December 31, 2014 and December 31, 2013 and during the subsequent interim period from January 1, 2015 through March 20, 2015, neither the Company nor anyone on its behalf consulted BDO regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue. In addition, during the years ended December 31, 2014 and December 31, 2013 and from January 1, 2015 through March 20, 2015, neither the Company nor anyone on its behalf consulted BDO regarding any matter that was the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from Elliott Davis Decosimo, LLC dated March 26, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANKERS TRUST CORPORATION
(Registrant)

Date: March 26, 2015	By:	/s/ John M. Oakey, III
John M. Oakey, III
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Elliott Davis Decosimo, LLC dated March 26, 2015